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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                               AMENDMENT NO. 1 TO

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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        Date of Report (Date of earliest event reported): August 19, 2004

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                      CHINA ENERGY SAVINGS TECHNOLOGY, INC.
                          (formerly RIM Holdings Inc.)
               (Exact name of registrant as specified in Charter)


            NEVADA                     000-31047                 86-0995730
(State or other jurisdiction of   (Commission File No.)        (IRS Employee
 incorporation or organization)                              Identification No.)


                                  Central Plaza
                                 18 Harbour Road
                                   Suite 3203A
                                   32nd Floor
                                Hong Kong, China
                    (Address of Principal Executive Offices)

                                  852-2588-1228
                            (Issuer Telephone Number)

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Item 4.01  Changes in Registrant's Certifying Accountant

     On August 19, 2004, the Registrant engaged Webb & Company, P.A. as the Registrant's independent accountants to review the Registrant's consolidated balance sheet as of June 30, 2004 and the related consolidated statements of income, stockholders' equity and cash flows for the quarter then ended. The decision to appoint Webb & Company, P.A. was approved by the Registrant's Board of Directors.

     The Registrant dismissed Gary E. Hirth CPA ("Hirth") as its auditors effective from August 19, 2004. Hirth served as the Registrant's independent auditors for the Registrant's former fiscal years ended September 30, 2003 and September 30, 2002. Hirth's report on the Registrant's consolidated financial

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statements  for the  registrant's  fiscal  years  ended  September  30, 2003 and
September 30, 2002 (the "Reports") did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except as follows: In Hirth's report dated
December  29,  2003  and  December  23,  2002  for  financial   statements   for
Registrant's fiscal year ended September 30, 2003 and September 30, 2002, respectively, Hirth indicated that: "The Company has negative working capital and a deficit stockholders' equity. These conditions raise substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty."

     During the Registrant's former fiscal years ended September 30, 2003 and September 30, 2002 and until Hirth's dismissal, there were no disagreements with Hirth within the meaning of item 304 of regulation S-B or any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, which disagreements if not resolved to Hirth's satisfaction, would have caused Hirth to make reference to the subject matter of the disagreements in connection with its reports.

     During the Registrant's former fiscal years ended September 30, 2003 and September 30, 2002, until Hirth's dismissal, there were no "reportable events" (as such term is defined in item 304(a)(1)(v) of regulation S-K).

     During the Registrant's two most recent fiscal years and any subsequent interim period prior to the engagement of Webb & Company, P.A., neither the Registrant nor anyone on the Registrant's behalf consulted with Webb & Company, P.A. regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) any matter that was either the subject of a "disagreement" or a "reportable event."

     The Registrant has requested Hirth to review the disclosure contained herein and has asked Hirth to furnish the Registrant with a letter addressed to the Commission containing any new information, clarification of the Registrant's expression of Hirth's views, or the respects in which Hirth does not agree with the statements contained herein. A copy of Hirth's letter is filed as an Exhibit to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

Exhibit
Number      Description
-------     -----------

16.1        Letter from Gary Hirth CPA


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 12, 2004             CHINA ENERGY SAVINGS TECHNOLOGY, INC.



                                    By: /s/ Sun Li
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                                        Sun Li
                                        Its: Chief Executive Officer



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